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                                                                   EXHIBIT 10.20




                             LEASE SUPPLEMENT NO. 1


         THIS LEASE SUPPLEMENT NO. 1 (this "Lease Supplement") dated as of December 23, 1997, between ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, not in its individual capacity but solely as lessor (the "Lessor"), and Chase Brass & Copper Company, Inc., a Delaware corporation, as lessee (the "Lessee").

                                  WITNESSETH:

         WHEREAS, the Lessor and the Lessee have entered into that certain Master Lease, dated as of December 23, 1997 (the "Lease");

         WHEREAS, the Participation Agreement and the Lease provide that on each Closing Date, the Lessee shall deliver to the Lessor a Bill of Sale dated such date by which the Lessee bargains, conveys, assigns, sets over, sells and delivers to the Lessor, and the Lessor purchases and accepts from the Lessee, the Equipment to be conveyed on such Closing Date, and said Bill of Sale has been delivered by the Lessee and accepted by the Lessor on such Closing Date;

         WHEREAS, the Lease provides for the execution and delivery of a Lease Supplement substantially in the form hereof for the purpose of confirming the acceptance and lease of such Equipment under the Lease as and when delivered by the Lessor to the Lessee in accordance with the terms thereof;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions; Interpretation. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the Lease and the rules of interpretation set forth in Appendix 1 to the Lease shall apply to this Lease Supplement.

         SECTION 2. Equipment. The Equipment leased hereunder shall be as set forth in the schedule attached hereto as Annex A.

TOTAL PROPERTY IMPROVEMENTS COST:  $10,000,000.00

         SECTION 3. Term. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Property shall be subject to the terms and provisions provided herein and in the Lease (which is incorporated herein by reference). Subject to the terms and conditions of the Lease, the Lessor hereby leases to the Lessee for the Term (as defined below) of the Lease, the
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Lessor's interest in the Property, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Term, the Lessor's interest in the Property.

         SECTION 4. Rent. From and after the date hereof, the Basic Rent for said Equipment during the Basic Lease Term shall be payable on the dates and in the amounts as more particularly set forth in Annex B attached hereto and Article III of the Lease which is incorporated herein by reference.

         SECTION 5. Lessee Confirmation. Lessee hereby confirms and warrants to Lessor that the Equipment: (a) was duly delivered to Lessee on or prior to the date hereof at the locations specified in Section 6 hereof; (b) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (c) is a part of the "Equipment" referred to in the Lease and is taken subject to all terms and conditions therein and herein provided.

         SECTION 6. Location of Equipment. The locations of the Equipment are specified on the Schedule of Equipment attached hereto as Annex A.

         SECTION 7. Financing Statements. Annex C attached hereto specifies the location of all UCC financing statements or other similar documents under applicable law covering the Equipment.

         SECTION 8. Parties and Addresses. The Lease is dated as of December 23, 1997, between the Lessor, whose principal office is at 135 South LaSalle Street, Chicago, Illinois 60603 and the Lessee, whose principal office is State Route 15N, 14212 County Road M-50, Montpelier, Ohio 43543.

         SECTION 9. Lease Term. The term of this Lease (the "Term") shall begin on December 23, 1997, and shall end on the third anniversary of the applicable Closing Date, unless the Term is renewed or earlier terminated in accordance with the provisions of the Lease. The Lease contains three successive option periods of one year each, which give Lessee the right, subject to the terms thereof, to extend the term of the Lease to the sixth anniversary of the applicable Closing Date.

         SECTION 10. Ownership of the Property. It is the intent of the parties hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of Lessee's financial reporting, and (ii) for purposes of Federal and state income tax, the transaction contemplated hereby and by the Lease is a financing arrangement and preserves ownership in the Property in the Lessee. Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

         Anything to the contrary in the Operative Documents notwithstanding, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease, the



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Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property to the Lessor and the Participants to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

         Specifically, but without limiting the generality of subsection (b) of this Section 10, the Lessor and the Lessee further intend and agree that (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code; (ii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease and this Lease Supplement were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

         SECTION 11. Remedies. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed or trust or other secured financing as is the intent of the parties, then the Lessor and the Lessee agree that (i) the Lessee hereby grants a Lien against the Property WITH POWER OF SALE, and that upon the occurrence of a Lease Event of Default, the Lessor shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell the Property at the time and place of sale fixed by the Lessor in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as the Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSOR TO TAKE THE PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT, and (ii) upon the occurrence of a Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Property, or against the Lessee on a recourse basis for the Asset Termination Value, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property, or for the enforcement of any other appropriate legal or equitable remedy.

         SECTION 12. Purchase Option. Sections 19 and 20 of the Lease contain various purchase options which may be exercised by Lessee during the term of the Lease subject to the terms and conditions of said Sections 19 and 20 of the Lease.





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         SECTION 13.      Liens.

         NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, ANY PARTICIPANT NOR THE AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANICS' OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL HAVE SUPERIOR PRIORITY OR RIGHTS THAN THE RIGHTS AND PRIORITIES OF THE INTEREST OF THE LESSOR IN AND TO THE PROPERTY.

         SECTION 14. Ratification. Except as specifically modified hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

         SECTION 15. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 16. GOVERNING LAW. THE LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE THEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE EQUIPMENT IS LOCATED.
WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THE LEASE IS DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAW OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE LIEN CREATED HEREBY AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE EQUIPMENT IS LOCATED.

         SECTION 17. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]





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         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease
Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                         ABN AMRO BANK N.V., as Lessor


                                         By: /s/ CHRISTOPHER H. HELMECI
                                             -----------------------------------
                                         Name:  Christopher S. Helmeci
                                         Title:  Vice President


                                         By: /s/ LOUIS K. McLINDEN, JR.
                                             -----------------------------------
                                         Name:  Louis K. McLinden, Jr.
                                         Title:  Vice President


                                         CHASE BRASS & COPPER COMPANY, INC.,
                                         a Delaware corporation, as Lessee

                                         By: M.T. SEAGRAVES
                                             -----------------------------------
                                         Name: M.T. Seagraves
                                               ---------------------------------
                                         Title: CFO
                                                --------------------------------





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COMMONWEALTH OF PENNSYLVANIA            )
                                        )  SS.:
COUNTY OF ALLEGHENY                     )


Before me, the undersigned, a Notary Public within and for the State and County aforesaid, personally appeared Christopher S. Helmeci, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be an Vice President of ABN AMRO BANK N.V., the within named bargainor, a corporation, and that he as such Vice President, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Vice President.

WITNESS my hand and seal, at office, on this the 22nd day of December, 1997.


                                        /s/ SUSAN T. MARTIN
                                        -------------------------------
                                        Notary Public

My Commission Expires:

October 3, 1998
----------------------------





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COMMONWEALTH OF PENNSYLVANIA            )
                                        )  SS.:
COUNTY OF ALLEGHENY                     )


Before me, the undersigned, a Notary Public within and for the State and County aforesaid, personally appeared Louis K. McLinden, Jr., with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be an Vice President of ABN AMRO BANK N.V., the within named bargainor, a corporation, and that he as such Vice President, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Vice President.

WITNESS my hand and seal, at office, on this the 22nd day of December, 1997.


                                        /s/ SUSAN T. MARTIN
                                        ------------------------------
                                        Notary Public

My Commission Expires:

October 3, 1998
----------------------------



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STATE OF OHIO             )
                          )  SS.:
COUNTY OF WILLIAMS        )


Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared M.T. Seagraves, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the CFO of CHASE BRASS & COPPER COMPANY, INC., the within named bargainor, a corporation, and that he as such CFO, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such CFO.

WITNESS my hand and seal, at office, on this the 22 day of December, 1997.


                                        /s/ LORI M. DOUGLASS
                                        -------------------------------
                                        Notary Public

My Commission Expires:


October 3, 2000
---------------------------------